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                                                                 EXHIBIT 10.31.4

                     MANAGEMENT FEE SUBORDINATION AGREEMENT

         THIS MANAGEMENT FEE SUBORDINATION AGREEMENT (this "Agreement") is made as of the 23rd day of December, 1997, in favor of NATIONSBANK, N.A. as agent ("Agent") for itself and for certain additional lenders (collectively with the Agent, the "Lenders") who are or shall be from time to time participating as lenders in a bank group pursuant to the Amended and Restated Agency Agreement of even date herewith (as amended, restated or substituted from time to time, the "Agency Agreement") by SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership (the "Borrower"), and SUNRISE ASSISTED LIVING MANAGEMENT, INC., a corporation organized and existing under the laws of the Commonwealth of Virginia, formerly known as Sunrise Terrace, Inc. (the "Management Company").

                                    RECITALS

         A. The Borrower obtained from the Agent and certain other lenders (collectively, the "Original Lenders") a credit facility in the maximum principal sum of $90,000,000 (the "Original Credit Facility") which was a non-revolving line of credit pursuant to which the Borrower could obtain certain construction/interim loans (each a "Facility Loan;" collectively, the "Facility Loans") for assisted living facilities and independent living facilities. The Original Credit Facility has been evidenced by a Master Promissory Note dated June 13, 1996 as amended pursuant to a First Amendment to Master Promissory Note dated September 5, 1996 and by a Second Amendment to Master Promissory Note dated March 31, 1997 (collectively, the "Master Note").

         B. In connection with the making of each Facility Loan, the Borrower executed a promissory note in the maximum principal sum of each Facility Loan (each a "Facility Note" and collectively, the "Facility Notes"). Availability under the Master Note was reduced by the principal sum of each Facility Note. In connection with the Original Credit Facility, the Management Company executed a Management Fee Subordination Agreement dated June 13, 1996 for the benefit of the Original Lenders.

         C. The Borrower has applied to the Lenders to increase the maximum principal sum of the Original Credit Facility to $250,000,000 or such greater amount as the Lenders may from time to time commit to lend pursuant to the Agency Agreement (such increased and modified credit facility being hereinafter referred to as the "Credit Facility" or the "Loan") and to provide that the Credit Facility will be revolving. Advances or readvances are to be made pursuant to, and secured by, the provisions of
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that certain Amended and Restated Financing and Security Agreement dated the same date as this Agreement by and between the Agent and the Borrower (as amended, restated or substituted from time to time, the "Financing Agreement") and that certain Amended and Restated Master Construction Loan Agreement dated the same as this Agreement by and between the Agent and the Borrower (as amended, restated or substituted from time to time, the "Construction Agreement").

         D. The Loan is evidenced by that certain Amended, Restated, Consolidated and Increased Master Promissory Note of even date herewith payable by the Borrower to Agent on behalf of the Lenders (as amended, restated, renewed or substituted from time to time, the "Note").

         E. In accordance with, and pursuant to, that certain management agreement by and between the Management Company and the Borrower dated September 5, 1996 covering Facilities (as hereinafter defined) known as Sunrise of Morris Plains, Sunrise of Old Tappan and Sunrise of Wayne and other management agreements to be executed by the Borrower or Guarantor Subsidiaries for other Facilities, the Management Company has agreed or will agree to manage and operate those assisted living and independent living facilities (collectively, the "Facilities") owned by the Borrower or the Guarantor Subsidiaries (the management agreements, together with any and all amendments thereto, extensions thereof and substitutions therefor are herein collectively referred to as the "Management Agreement").

         F. The Management Company and the Borrower have requested that the Agent enter into the Financing Agreement with the Borrower and have requested that the Lenders make the Loan to the Borrower pursuant thereto.

         G. The Lenders have required, as a condition precedent to the execution and delivery of the Financing Agreement and the making of the Loan thereunder, the execution and delivery of this Agreement by both the Management Company and the Borrower.

         H. All capitalized terms used in this Agreement and not defined herein shall have the meaning given to such terms in the Financing Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in order to induce the Agent to enter into the Financing Agreement and the Construction Agreement whereby the Lenders shall make advances under the Loan to the Borrower thereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Management Company and the Borrower hereby covenants and agrees





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with the Agent as follows:

         1. Recitals. The Recitals set forth above are incorporated into this Agreement by reference.

         2. Subordination. (a) To the extent provided herein, the Management Company hereby subordinates and postpones the payment and the time of payment of any and all compensatory payments, whether direct or indirect, due and payable to the Management Company by, or on behalf of, the Borrower or any Guarantor Subsidiary under, and in connection with, services rendered or to be rendered by the Management Company under the Management Agreement, including, without limitation, any and all fees, salaries, compensation, commissions, bonuses and other payments and distributions due and payable under, and in connection with, the Management Agreement, to, or for the account or benefit of, the Management Company, but excluding, however, any and all payments to the Management Company by the Borrower or any Guarantor Subsidiary as reimbursement for any and all necessary and out-of-pocket reasonable costs and expenses incurred and paid by the Management Company in connection with the Management Company's management and operation of the Facilities to the extent such payments are properly reimbursable in accordance with the terms and conditions of the Management Agreement (collectively, the "Subordinated Management Fees"), to, and in favor of, the payment and the time of payment of all of the "Obligations" (as hereinafter defined). As used in this Agreement, the term "Obligations" shall mean all present and future debts, obligations and liabilities of the Borrower or any Guarantor Subsidiary to the Lenders arising pursuant to, and/or on account of, the provisions of the Financing Agreement, the Construction Agreement, the Note, and any of the other Financing Documents, including, without limitation, the obligation (i) to pay all principal (including, without limitation, any principal advanced after the date of the Financing Agreement and any principal that is repaid and readvanced), interest, late charges and prepayment premiums (if any) due at any time under the Note;
(ii) to pay all Expenses (as defined in the Financing Agreement), indemnification payments and other sums due at any time under the Financing Documents, together with interest thereon as may be provided in the Financing Documents; and (iii) to perform, observe and comply with all of the terms, covenants and conditions, expressed or implied, which the Borrower or any Guarantor Subsidiary is required to perform, observe or comply with pursuant to the terms of the Financing Documents.

                 (b) So long as all or any part of the Obligations remain unpaid, the Management Company shall not, without the prior written consent of the Agent ask, demand, sue for, set off, accept or receive any payment of all or any part of the Subordinated Management Fees, except as provided herein. Any and





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all amounts paid by the Borrower to the Management Company in accordance with, and subject to, the terms and conditions of the Management Agreement, shall be and remain the property of the Management Company; provided, that any such payments are paid and received in compliance with the terms and conditions of this Agreement. Prior to the occurrence of an Event of Default under the Financing Documents or a default by the Management Company under the Management Agreement, the Management Company shall be entitled to collect the Subordinated Management Fees, as and when the same become due and payable pursuant to the terms of the Management Agreement.

For purposes of this Agreement only, the term "Event of Default" shall mean that one of the following events has occurred: (i) the Borrower and the Guarantor Subsidiary do not have sufficient net cash flow from its operations or the operating reserves contained in the Total Development Budget to pay the Subordinated Management Fees, (ii) the Borrower has failed to satisfy one or more of the financial covenants set forth in the Financing Agreement, and/or
(iii) the Agent has exercised its right to accelerate payment of the Loan.

                 (c) The Management Company agrees that the failure of the Borrower to pay any or all of the Subordinated Management Fees as and when required because of the provisions of this Agreement shall not in any respect relieve or excuse the Management Company for the prompt and proper performance and discharge of any of its duties, obligations or responsibilities under the Management Agreement; and the failure of the Management Company to continue to perform its duties, obligations and responsibilities under the Management Agreement in accordance with the terms and conditions of the Management Agreement shall constitute a default by the Management Company under the Management Agreement. The terms and conditions of this Agreement are incorporated in, and made a part of, the Management Agreement. In addition, the Borrower and the Management Company agree not to amend, modify, supplement, restate, rescind, terminate, waive, or otherwise change any of the terms or conditions of the Management Agreement without the prior written consent of the Agent, which consent shall not be unreasonably withheld.

                 (d) The Management Company agrees not to subordinate, assign or transfer all or any part of the Subordinated Management Fees or any of the other rights of the Management Company under, and in connection with, the Management Agreement, to any other person without the prior written consent of the Agent, which consent shall not be unreasonably withheld.

         3. Distributions, etc. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part





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of the assets of the Borrower or the proceeds thereof to creditors of the
Borrower or to any indebtedness, liabilities and obligations of the Borrower, by reason of the liquidation, dissolution or other winding up of the Borrower or the Borrower's business, or in the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Borrower for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to all or any part of the Subordinated Management Fees shall be paid or delivered directly to the Agent for application to the Obligations (in such order and manner as the Agent may elect in its sole and absolute discretion; and including, without limitation any interest accruing subsequent to the commencement of any such event or proceeding) until the Obligations shall have been fully paid and satisfied. In the event the Management Company defaults in the performance of any of the terms and conditions of this Agreement, the Management Company hereby irrevocably authorizes and empowers the Agent, and irrevocably appoints the Agent as the Management Company's attorney-in-fact to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take such other proceedings in the name of the Agent or in the name of the Management Company or otherwise, as the Agent may deem necessary or advisable to carry out the provisions of this Agreement. The Management Company hereby agrees to execute and deliver to the Agent such powers of attorney, assignments, endorsements or other instruments as may be requested by the Agent in order to enable the Agent to enforce any and all claims upon or with respect to the Subordinated Management Fees, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to any of the Subordinated Management Fees.


         4. Receipt of Payments by Management Company. Should any payment or distribution not permitted by the provisions of this Agreement or security or proceeds thereof be received by the Management Company upon or with respect to all or any part of the Subordinated Management Fees prior to the full payment and satisfaction of the Obligations, the Management Company will deliver the same to the Agent in precisely the form received (except for the endorsement or assignment of the Management Company where necessary), for application to the Obligations, first, to the payment of those Obligations which are due and payable, second to any and all unpaid and accrued interest on the Obligations, and then to such other Obligations which may be outstanding, and, until so delivered, the same shall be held in





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trust by the Management Company as property of the Agent.  In the event of the failure of the Management Company to make any such endorsement or assignment, the Agent, or any of its officers or employees on behalf of the Agent, is hereby irrevocably authorized in its own name or in the name of the Management Company to make the same, and is hereby appointed the Management Company's attorney-in-fact for those purposes, that appointment being coupled with an interest and irrevocable.

         5. Consents, Waivers, etc. The Management Company hereby consents that at any time and from time to time and with or without consideration, the Agent may, without further consent of or notice to the Management Company and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, renew, extend, change the manner, time, place and terms of payment of, sell, exchange, release, substitute, surrender, realize upon, modify, waive, grant indulgences with respect to and otherwise deal with in any manner: (a) all or any part of the Obligations; (b) all or any of the Financing Documents; (c) all or any part of any property at any time securing all or any part of the Obligations; and (d) any person at any time primarily or secondarily liable for all or any part of the Obligations and/or any collateral and security therefor, all as if this Agreement did not exist. The Management Company hereby waives demand, presentment for payment, protest, notice of dishonor and of protest with respect to the Obligations, notice of acceptance of this Agreement, notice of the making of any of the Obligations and notice of default under any of the Financing Documents.

         6. Continuing Agreement. This is a continuing Agreement and shall remain in full force and effect until (a) all of the Obligations have been performed and satisfied, (b) the Lenders have no obligation or outstanding agreement to allow further advances or additional loans to the Borrower, and
(c) the Financing Agreement has been terminated by the Agent, or has otherwise expired; at which time this Agreement shall automatically terminate without further action of any kind.

         7. Transfer or Assignment of Obligations. If any of the Obligations should be transferred or assigned by the Agent, this Agreement will inure to the benefit of the respective transferee or assignee to the extent of such transfer or assignment, provided that the Agent shall continue to have the unimpaired right to enforce this Agreement as to any of the Obligations not so transferred or assigned.

         8. Further Agreements. (a) If the Management Company, contrary to this Agreement, commences or participates in any action or proceeding against the Borrower, the Borrower may interpose as a defense or dilatory plea the making of this





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Agreement, and the Agent may intervene and interpose such defense or plea in the name of the Agent or in the name of the Borrower. Should the Management Company, contrary to this Agreement, in any way attempt to enforce payment of the Subordinated Management Fees or any part thereof, the Agent in its own name or in the name of the Borrower, may restrain the Management Company from so doing, it being understood and agreed by the Management Company that (i) the damages of the Borrower, and the Agent from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) the Management Company waives any defense that the Borrower or the Agent cannot demonstrate damage and/or can be made whole by the awarding of damages.

                 (b) If the Management Company, the Borrower or both contrary to this Agreement, make, attempt to or threaten to make any payment or take any action contrary to this Agreement, the Agent may restrain the Management Company and the Borrower from so doing, it being understood and agreed by the Management Company and the Borrower that (i) the damages of the Agent from their actions may at that time be difficult to ascertain and may be irreparable and (ii) the Management Company and the Borrower waive any defense or claim that the Agent cannot demonstrate damage and/or cannot be made whole by the awarding of damages.

                 (c) The Management Company and the Borrower agrees to indemnify the Lenders and to hold the Lenders harmless for any and all expenses and obligations, including attorney's fees, as they arise, relating to actions of the Management Company, the Borrower or both taken contrary to this Agreement.

                 (d) Nothing herein contained shall obligate the Lenders to grant credit to, or continue financing arrangements with, the Borrower, except as otherwise provided in any of the Financing Documents.

                 (e) The provisions of this Agreement are solely for the benefit of the Lenders and their successors and assigns and there are no other parties, persons or entities whatsoever (including, without limitation, the Management Company, its successors and assigns and the Borrower, its successors and assigns) who are intended to be benefitted in any manner whatsoever by this Agreement.

                 (f) No delay or failure on the part of the Agent to exercise any of its rights and remedies or the rights or remedies of the Lenders hereunder or now or hereafter existing at law or in equity or by statute or otherwise, or any partial or single exercise thereof, shall constitute a waiver thereof. All such rights and remedies are cumulative and may be exercised singly or concurrently and the exercise of any one or more of them will not be a waiver of any other. No waiver of any of its rights and





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remedies hereunder, and no modification or amendment of this Agreement shall be deemed to be made by the Lenders unless the same shall be in writing, duly signed on behalf of the Agent, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights and remedies of the Lenders hereunder in any other respect at any other time.

                 (g) This Agreement shall be binding upon the Borrower and the Management Company and the respective successors and assigns of the Management Company and Borrower and shall inure to the benefit of the Lenders and their respective successors and assigns.

                 (h) As used herein, the singular number shall include the plural and the plural shall include the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. As used herein, the term "person" shall include an individual, a corporation, an association, a partnership, a trust, an organization and any other entity.

                 (i) The paragraph headings of this Agreement are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

                 (j) This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia and shall be deemed to have been executed, delivered and accepted in the Commonwealth of Virginia.

         IN WITNESS THEREOF, the Management Company has caused this Management Fee Subordination Agreement to be executed by its duly authorized officer and the Borrower has caused this Management Fee Subordination Agreement to be executed by its duly authorized general partner under seal as of the date first written above.


ATTEST:                      SUNRISE ASSISTED LIVING MANAGEMENT, INC.
                             a Virginia corporation, as the Management Company


_/s/ Wayne G. Tatusko__      By:__/s/ James s. Pope___(SEAL)
 --------------------             -----------------
                                         James S. Pope
                                         Vice President





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WITNESS:                      SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP,
                              a Virginia limited partnership, as
                              the Borrower

                              By: Sunrise Assisted Living Investments, Inc., its general partner


__/s/ Wayne G. Tatusko__      By: _/s/ James s. Pope____(SEAL)
  --------------------             -----------------
                                         James S. Pope
                                         Vice President





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